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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2008



                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  1-16239                  06-1481060
     (State or other       (Commission file number)      (I.R.S. employer
     jurisdiction of                                   identification no.)
     incorporation or
      organization)

     7 COMMERCE DRIVE
   DANBURY, CONNECTICUT                                       06810
  (Address of principal                                     (Zip code)
    executive offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On March 2, 2008, the Board of Directors of ATMI, Inc. (the "Company"), upon the recommendation of the Compensation Committee, approved and authorized an amendment of the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 1998 Stock Plan (the "Program") to conform the Program with the requirements of Internal Revenue Code Section 409A ("Code Section 409A"). The amendment primarily clarifies (i) that benefits will not be "grandfathered" under the Program; (ii) the timing of deferral and payment elections; and (iii) the circumstances when payments will be made (e.g., "Separation from Service", "Unforeseeable Emergency"). The amendment also makes certain other administrative changes concerning future amendments and termination of the Program. The foregoing description of the amendment to the Program is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

      On March 2, 2008, the Board of Directors, upon the recommendation of the Compensation Committee, approved and authorized the amendment of the ATMI, Inc. 1998 Stock Plan and the ATMI, Inc. 2000 Stock Plan to clarify that to the extent any award under either the 1998 Stock Plan of the 2000 Stock Plan results in a deferral of compensation (within the meaning of Code Section 409A) either such deferral shall be made pursuant to the terms of a deferred compensation plan of the Company or the award shall separately document the terms of the deferral consistent with the requirements of Code Section 409A. The foregoing description of the amendments to the 1998 Stock Plan and the 2000 Stock Plan is qualified in its entirety by reference to the full text of the amendments to the Plans, copies of which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

      On March 2, 2008, the Board of Directors of the Company, upon the recommendation of the Compensation Committee, approved and authorized the amendment and restatement of the ATMI, Inc. 2003 Stock Plan, to clarify that (i) stock awards (that need not be restricted stock awards) may be made pursuant to the terms of the 2003 Stock Plan, and (ii) to the extent any award under the 2003 Stock Plan results in a deferral of compensation (within the meaning of Code Section 409A) either such deferral shall be made pursuant to the terms of a deferred compensation plan of the Company or the award shall separately document the terms of the deferral consistent with the requirements of Code Section 409A. The foregoing description of the amendment and restatement of the ATMI, Inc. 2003 Stock Plan is qualified in its entirety by reference to the full text of the amended and restated 2003 Stock Plan, a copy of which are filed as Exhibit
10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

      On March 2, 2008, the Board of Directors, upon the recommendation of the Compensation Committee, also approved and authorized the adoption of a new non-qualified deferred compensation program for the non-employee directors of the Company. The new program, Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2003 Stock Plan, is substantially the same as the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 1998 Stock Plan (as amended for compliance with Code Section 409A, as discussed above), except that it relates to stock awards made pursuant to the 2003 Stock Plan. The foregoing description of the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2003 Stock Plan is qualified in its entirety by reference to the full text of the Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2003 Stock Plan, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibits.



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      Exhibit Number    Description
      --------------    -----------

      10.1 First Amendment to Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 1998 Stock Plan (amended effective March 2, 2008)

      10.2 Amendment to ATMI's 1998 Stock Plan (amended effective March 2, 2008)

      10.3 Amendment to ATMI's 2000 Stock Plan (amended effective March 2, 2008)

      10.4              ATMI's 2003 Stock Plan (as amended May 21, 2003 and
                        March 2, 2008)

      10.5 Non-Employee Directors Deferred Compensation Program of ATMI, Inc. 2003 Stock Plan dated March 2, 2008

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      ATMI, INC.

Date: March 6, 2008                   By:  /s/  Timothy C. Carlson
                                          ---------------------------------
                                          Timothy C. Carlson
                                          Title: Executive Vice President,
                                          Chief Financial Officer and Treasurer



















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